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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     Each person whose signature appears below does hereby make, constitute and appoint DAVID M. JOHNSON, NEAL S. WOLIN, ROBERT J. PRICE and BRIAN S. BECKER, and each of them, with full power to act as his true and lawful attorneys-in-fact and agents, in his name, place and stead to execute on his behalf, as an officer and/or director of The Hartford Financial Services Group, Inc. (the "Company"), one or more Registration Statements of the Company on Form S-8 (the "Registration Statement") for the registration of shares of the Company's common stock, par value $0.01 ("Common Stock"), and an indeterminate amount of interests, in connection with THE HARTFORD INVESTMENT AND SAVINGS PLAN, and any and all amendments or supplements to the Registration Statement (including any and all post-effective amendments), and any and all additional registration statements relating to the same offering of securities as those that are covered by the Registration Statement that are filed pursuant to Rule 462(b), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any applicable securities exchange or securities self-regulatory body, and any and all other instruments which any of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he might or could do in person, with full power of substitution and resubstitution, hereby ratifying and confirming all that his said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 17th day of April, 2003.

/s/ Rand V. Araskog                                  /s/ Ramani Ayer
----------------------------                         ---------------------------
Rand V. Araskog                                      Ramani Ayer

/s/ Donald R. Frahm                                  /s/ David M. Johnson
----------------------------                         ---------------------------
Donald R. Frahm                                      David M. Johnson

/s/ Edward J. Kelly, III                             /s/ Paul G. Kirk, Jr.
----------------------------                         ---------------------------
Edward J. Kelly, III                                 Paul G. Kirk, Jr.

/s/ Thomas M. Marra                                  /s/ Robert J. Price
----------------------------                         ---------------------------
Thomas M. Marra                                      Robert J. Price

/s/ Robert W. Selander                               /s/ Charles B. Strauss
----------------------------                         ---------------------------
Robert W. Selander                                   Charles B. Strauss

/s/ H. Patrick Swygert                               /s/ Gordon I. Ulmer
----------------------------                         ---------------------------
H. Patrick Swygert                                   Gordon I. Ulmer

/s/ David K. Zwiener
----------------------------
David K. Zwiener

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